U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   April 27, 2000
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                            www.eBIZnet.com, Inc.
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           (Exact name of registrant as specified in its charter)


   Florida                                               65-0725217
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(State or other jurisdiction                         (IRS Employer
  of incorporation)                                   Identification No.)


                            1450 South Dixie Highway
                           Boca Raton, Florida  33432
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                   (Address of principal executive offices)


Issuer's telephone number, including area code:   (561)447-8804
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Item 4.  Changes in Registrant's Certifying Accountants

In March of 2000 the Board of Directors approved the engagement of Ronald
R. Chadwick, P.C., 2851 S. Parker Road, Ste 720, Aurora, Colorado 80014, as its independent auditor for the fiscal year ended December 31, 1999, to replace the firm of Michael J. Bongiovanni, CPA. The decision was based on the desire of the Company's new management team to retain an accountant with whom it was familiar.

There were no adverese opinions, disclaimers of opinions, or modification of opinions as to uncertainty, audit scopes, or accounting principles issued by Michael J. Bongiovanni, CPA for either of the two most recent fiscal years. During the two most recent fiscal years and subsequent interim period there were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure.

Item 7. Financial Statements and Exhibits

--Exhibit 16  Previous Accountant's response letter

Previous accountant's response letter will be filed by amendment when received by the Company.



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                            www.eBIZnet.com, Inc.
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                                               (Registrant)


Date:  April 27, 2000                          Willis Hale
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                                                (Signature)
                                           Willis Hale, President